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                                  EXHIBIT 10.39


                         SECOND CONSENT AND MODIFICATION
                         -------------------------------

         THIS SECOND CONSENT AND MODIFICATION (this "Consent") is entered into as of the 30th day of December, 1999, by, between and among (a) the financial institutions from time to time party hereto, as lenders (collectively the "Lenders" and individually a "Lender"), (b) The Huntington National Bank ("Huntington"), as Administrative Agent for the Lenders (Huntington with its successors in such capacity, the "Administrative Agent"), and (c) Dominion Homes, Inc. (the "Company").

                                    RECITALS:

         A. As of May 29, 1998, the Company, the Lenders, the Administrative Agent and Huntington Capital Corp., in its capacity as Syndication Agent for the Lenders (the "Syndication Agent") executed a certain Credit Agreement as amended, modified and supplemented from time to time, including, without limitation, a certain First Consent Agreement dated as of August 9, 1999, and a certain First Amendment to Credit Agreement dated as of September 3, 1999 (as so amended, modified and supplemented, the "Credit Agreement"), setting forth the terms of certain extensions of credit to the Company; and

         B. As of May 29, 1998, the Company executed and delivered to the Lenders, inter alia, certain Revolving Credit Notes in the aggregate principal sum of One Hundred Twenty Five Million Dollars ($125,000,000.00) (collectively the "Notes"); and

         C. In connection with the Credit Agreement and the Notes, the Company executed and delivered to the Administrative Agent certain other loan documents, consents, assignments, agreements, certificates, and instruments in connection with the indebtedness referred to in the Credit Agreement (all of the foregoing, together with the Notes and the Credit Agreement, are hereinafter collectively referred to as the "Credit Documents"); and

         D. The Company has requested pursuant to a Memorandum dated December 8, 1999, the consent and modification of the Required Banks and the Administrative Agent pursuant to Section 13.4 of the Credit Agreement to permit the Company to contribute and transfer certain assets (the "Asset Contribution") of the Company's division operating in the metropolitan Louisville, Kentucky area with an approximate book value equal to $12,000,000, including without limitation, all real estate and personal property associated with the Company's Louisville, Kentucky division to a new entity Dominion Homes of Kentucky, Ltd., a Kentucky limited partnership ("DHK"), an entity directly or indirectly wholly-owned by the Company. The Company has further requested that DHK be permitted to incur Indebtedness to the Company in connection therewith. The Required Lenders and the Administrative Agent are



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willing to provide such consent and modification upon the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:

         1. This Consent is provided pursuant to the terms of the Credit Agreement, and all capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         2. Notwithstanding the limitations set forth in Section 8.3 "SALE OF ASSETS" of the Credit Agreement, the Required Lenders hereby consent to the Asset Contribution and modify Section 8.3 of the Credit Agreement to permit the Asset Contribution.

         3. Notwithstanding the limitations set forth in Section 8.5 "INDEBTEDNESS" of the Credit Agreement, any Restricted Subsidiary may incur intercompany Indebtedness to the Company; provided such Indebtedness is an Investment permitted by Section 8.11 of the Credit Agreement and does not cause the Company and its Subsidiaries to exceed the Maximum New Market Investment Amount.

         4. Subsection (i) of Section 9, "INFORMATION AS TO COMPANY AND SUBSIDIARIES," is hereby modified to add the following language to the end of such subsection prior to the semi-colon: ", together with consolidating schedules of each Subsidiary".

         5. This Consent shall become effective as of December 30, 1999, upon satisfaction of each of the following conditions precedent: the Administrative Agent shall have received (i) six duly executed copies of this Consent, (ii) a duly executed Subsidiary Guaranty by DHKL, (iii) evidence of duly executed intercompany note from the Restricted Subsidiary in favor of the Company, (iv) a duly completed Closing Certificate of each Restricted Subsidiary, containing, inter alia, certificate of good standing, certified copies of formation documents and operating agreements, if any, for each Restricted Subsidiary, and for any entity signing on behalf of a Restricted Subsidiary, and (v) such other certificates, instruments, documents, agreements, and opinions of counsel as may be required by the Administrative Agent, each of which shall be in form and substance satisfactory to the Administrative Agent and its counsel.

         6. Except as modified herein, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement, the Credit Documents and all other agreements executed in connection therewith shall remain as written originally and in full force and effect in accordance with their respective terms, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Administrative Agent, Syndication Agent or the Lenders may have thereunder. The agreement set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the

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rights of the Administrative Agent, they Syndication Agent or the Lenders under or of any other term or provision of the Credit Agreement, any Credit Document, or other agreement executed in connection therewith, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of the Company which would require the consent of the Administrative Agent, the Lenders, or the Syndication Agent, including, without limitation, waivers of Events of Default which may exist after giving effect hereto. The Company ratifies and confirms each term, provision, condition and covenant set forth in the Credit Agreement and the Credit Documents and acknowledges that the agreements set forth therein continue to be legal, valid and binding agreements, and enforceable in accordance with their respective terms.

         7. The Company hereby represents and covenants that (a) no Event of Default will exist upon execution of this Consent, and nothing in this Consent shall be construed to waive, modify, or cure any default or Event of Default that exists or may exist under the Credit Agreement or the Credit Documents; (b) each and every one of the representations and warranties made in the Credit Agreement or the Credit Documents executed and delivered to the Administrative Agent and the Lenders is true and correct in all respects on and as of the date hereof, except to the extent that any such representations and warranties related, by the express terms thereof, solely to a date prior hereto; and (c) the Company has duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in the Credit Agreement and the Credit Documents. The Company further acknowledges that the representations and covenants contained herein are a material inducement to the Administrative Agent and the Lenders to execute and deliver this Consent. The Administrative Agent, the Lenders, and the Syndication Agent reserve and retain all rights and remedies available to them under the Credit Agreement, the Credit Documents, and applicable law.

         8. This Consent may be executed in two or more counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one and the same document. Separate counterparts may be executed with the same effect as if all parties had executed the same counterparts.

         9. This Consent shall be governed by and construed and enforced in accordance with the laws of the State of Ohio.

                  IN WITNESS WHEREOF, the Company, the Lenders set forth below, and the Administrative Agent have hereunto set their hands as of the date first set forth above.

                                          THE COMPANY:

                                          DOMINION HOMES, INC.

                                          By: /s/ Jon M. Donnell
                                             ----------------------------------
                                             Its:  President
                                                 ------------------------------

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                               THE BANKS:

                               THE HUNTINGTON NATIONAL BANK

                               By: /s/ William R. Remias
                                  ------------------------------------
                               Its: Vice President
                                  ------------------------------------


                               BANK ONE, MICHIGAN F/K/A NBD BANK

                               By: /s/ Steven Mahr
                                  ------------------------------------
                               Its: First Vice President
                                  ------------------------------------


                               KEYBANK NATIONAL ASSOCIATION

                               By: /s/ Robert L. Zelina
                                  ------------------------------------
                               Its: Vice President
                                  ------------------------------------


                               NATIONAL CITY BANK

                               By: /s/ Steven A. Smith
                                  ------------------------------------
                               Its: Senior Vice President
                                  ------------------------------------


                               FIRSTAR BANK, N.A. F/K/A STAR BANK, N.A.

                               By: /s/ Marilyn K. Miller
                                  ------------------------------------
                               Its: Vice President
                                    -----------------------------------


                               COMERICA BANK

                               By: /s/ Charles L. Weddell
                                  ------------------------------------
                               Its: Vice President
                                    -----------------------------------

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                               THE ADMINISTRATIVE AGENT:

                               THE HUNTINGTON NATIONAL BANK

                               By: /s/ William R. Remias
                                  ------------------------------------
                               Its: Vice President
                                    -----------------------------------



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